UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report: October 6, 2011

(Date of earliest event reported)

KB HOME

(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California 90024

(Address of principal executive offices)                       (Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  2012 Fiscal Year Long-Term Incentive Awards.

On October 6, 2011, the management development and compensation committee of the KB Home board of directors (the “Committee”) and the board of directors approved grants of long-term incentive awards for the 2012 fiscal year to Jeffrey T. Mezger, the Company’s president and chief executive officer, Jeff J. Kaminski, the Company’s executive vice president and chief financial officer, Brian J. Woram, the Company’s executive vice president, general counsel and secretary, and William R. Hollinger, the Company’s senior vice president and chief accounting officer, as set forth in the table below. Long-term incentive awards were also approved for grant to certain other senior executives of the Company. The grants consisted of options to purchase KB Home common stock and awards of performance cash.

Stock Options.  Except for the grant of performance stock options to Mr. Mezger as described below, each stock option granted on October 6, 2011, once vested, entitles a recipient to purchase a share of KB Home common stock at the stock option’s grant price. The grant price for each stock option is $6.32. Each stock option has a ten-year term from October 6, 2011 and vests in equal annual installments over a three-year period, subject to the recipient’s continued employment with the Company. The foregoing description of the stock option awards (excluding the performance stock options granted to Mr. Mezger) is qualified by reference to the form of stock option award agreement incorporated as an exhibit to this Current Report on Form 8-K.

Performance Stock Options Granted to Mr. Mezger.  To further strengthen the alignment of Mr. Mezger’s interests with those of the Company’s stockholders, the Committee and the board of directors approved a grant to Mr. Mezger of performance stock options that are identical to the stock option awards described above, except that the performance stock option award will vest only if its time-based requirements are met and only to the extent certain objective performance metrics are achieved. The performance stock options constitute the majority of Mr. Mezger’s equity-based 2012 fiscal year long-term incentive awards. In addition to a three-year time-based vesting schedule, the performance stock options will vest in full only if one of the following performance metrics is determined by the Committee to have been achieved at the end of the Company’s fiscal year in any of 2012, 2013 or 2014: (a) the Company has positive cumulative operating margin results measured from December 1, 2011 to the end of any one of these years; (b) the Company’s cumulative operating margin results are better than the 50th percentile of a comparator group of homebuilding industry companies; or (c) the Company’s overall mean average customer satisfaction rating in a third party survey is at least at the 90% level; provided that if no such survey is available, this performance metric may be measured by other objective customer satisfaction-related data, as determined by the Committee in its sole discretion. If any of the foregoing performance metrics is determined by the Committee to have been achieved at the end of the Company’s 2012 or 2013 fiscal year, an equal pro rata portion of the performance stock options will vest in each year then-remaining in such three-year period (with all of the performance options vesting as long as any performance metric is determined by the Committee to have been achieved by the end of the Company’s 2014 fiscal year), subject to Mr. Mezger’s continued employment with the Company. If none of the foregoing performance metrics is determined by the Committee to have been achieved by the end of the Company’s 2014 fiscal year, a portion of the performance stock options may vest if Mr. Mezger continues to be employed with the Company and the Committee determines that the relative cumulative operating margin and/or customer satisfaction performance metrics have been achieved at a threshold level of 60% of the applicable performance metric goal. Accordingly, depending on how close an applicable performance metric is achieved relative to its goal (provided it is above the 60% threshold level), up to one half of the performance stock option award will vest based on the relative operating margin performance metric, and up to one half of the performance stock option award will vest based on the customer satisfaction performance metric per the following table (with performance between 60% and 100% of an applicable performance goal interpolated linearly):

Performance Metric Achievement Actual % of Performance Goal Achieved	Range of Performance Option Vesting % of Eligible Award

60% -70%	25% -44%
70% -80%	44% -63%
80% -90%	63% -81%
90% -100%	81% to 100%

If the Committee determines that none of the applicable performance metrics have been achieved at a 60% threshold level, none of the performance stock options will vest.

Performance Cash.  Each award of performance cash granted on October 6, 2011, once vested, entitles a recipient to a cash payment that is based on the Company’s performance over a three-year period ending on November 30, 2014 relative to threshold and target annual operating income goals set each year by the Committee. For these purposes, operating income is equal to the Company’s annual homebuilding revenues less construction and land costs and sales, general and administrative expenses as reflected in the Company’s Statement of Operations and calculated in accordance with generally accepted accounting principles, excluding certain non-recurring items at the discretion of the Committee (such as the impact of inventory impairments and land option contract abandonments). At the end of the performance period, and subject to a recipient’s continued employment with the Company through the performance period, a percentage of each target award amount, up to a maximum of two times the target, will be paid out based on the average of the percentage of achievement in each of the three years relative to the applicable annual target performance level. If operating income is below the designated threshold level of performance in any year during the performance period, the applicable achievement relative to target for that year will be 0%. Each award of performance cash granted on October 6, 2011 vests on November 30, 2014. The foregoing description of the performance cash awards is qualified by reference to the form of performance cash award agreement attached as an exhibit to this Current Report on Form 8-K.

The 2012 fiscal year long-term incentive awards granted to the Company’s named executive officers on October 6, 2011 were as follows:

Officer	Performance Stock Options	Stock Options	Target Performance Cash
Jeffrey T. Mezger	365,000	335,000	$500,000
Jeff J. Kaminski	—	125,000	$250,000
Brian J. Woram	—	120,000	$250,000
William R. Hollinger	—	60,000	$150,000

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.36	Form of Stock Option Award Agreement under the KB Home 2010 Equity Incentive Plan, filed as an exhibit to the Company’s Current Report on Form 8-K dated July 20, 2010, is incorporated by reference herein.

10.44	Form of 2010 Equity Incentive Plan Performance Cash Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  October 12, 2011

KB Home

By:	/s/ Brian J. Woram
Brian J. Woram
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.36	Form of Stock Option Award Agreement under the KB Home 2010 Equity Incentive Plan, filed as an exhibit to the Company’s Current Report on Form 8-K dated July 20, 2010, is incorporated by reference herein.

10.44	Form of 2010 Equity Incentive Plan Performance Cash Award Agreement.